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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 30, 2004

DPL Inc. (Exact Name of Registrant as Specified in Its Charter)
Ohio (State or Other Jurisdiction of Incorporation)	1-9052 (Commission File Number)	31-1163136 (IRS Employer Identification No.)
1065 Woodman Drive, Dayton, Ohio (Address of Principal Executive Offices)		45432 (Zip Code)
Registrant's telephone number, including area code: (937) 224-6000
(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        On September 30, 2004, DPL Inc. (the "Company") announced that it appointed four new members to its Board of Directors on September 28, 2004: Glenn E. Harder, Retired General Lester L. Lyles, Dr. Ned J. Sifferlen and James V. Mahoney.

        Mr. Harder, a Certified Public Accountant, will serve on the Company's Audit Committee. No other committee assignments are known to date.

Item 9.01 (c). Exhibits.

  99.1
  Press Release of DPL Inc., dated September 30, 2004.

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Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.
Date: October 4, 2004
/s/ MIGGIE E. CRAMBLIT
	Name:	Miggie E. Cramblit
	Title:	Vice President and General Counsel

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EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of DPL Inc., dated September 30, 2004.	E

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  Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
  Item 9.01 (c). Exhibits.
Signature
EXHIBIT INDEX